                                                               EXHIBIT 10.10.(b)

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PAGE 1 OF 4
                                                                                                              --------------------
                                                                            Form Approved
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187                 5. CERTIFIED FOR
                                                                            Expires Jun 30, 1997              NATIONAL DEFENSE
 ------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH        UNDER DMS REG 1
     ORDER NO.                   NO.                                                  REQUEST NO.
     GS-35F-4655H                N65236-98-F-2608           98 NOV 27                 N5700799WRO0139          DO
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                       8. DELIVERY FOB
    SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                    [X] DEST
    P.O. BOX 190022                                       SAME AS BLOCK 6                                     [ ] OTHER
    NORTH CHARLESTON, SC 29419-9022                                                                           (See Schedule if
    POC: PATRICIA W. GODWIN     CODE: 1113PG                                                                    other)
    TELEPHONE: (843) 974-5920

 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE 0HAL7   FACILITY CODE                         10. DELIVER TO FOB POINT    11. MARK IF
                                                                                      BY (Date)               BUSINESS IS
                                                                                      98 DEC 15               [ ] SMALL
 NAME AND    TELECOMMUNICATION SYSTEMS INC.                                                                   [ ] SMALL
 ADDRESS     275 WEST STREET                                                      12. DISCOUNT TERMS              DISADVANTAGED
             SUITE 400                                                                NET 30                  [ ] WOMEN-OWNED
             ANNAPOLIS, MD 21401
                                                                                  13. MAIL INVOICES TO:
                                                                                      SEE BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE N65236               15. PAYMENT WILL BE MADE BY  CODE 662400                    MARK ALL
     SPACE & NAVAL WARFARE SYSTEMS CENTER                 DEPARTMENT OF DEFENSE                                   PACKAGES AND
     ATTN: DAVID PIERCE, CODE 34                          DFAS ORLANDO FVP                                        PAPERS WITH
     5810 WEST CYPRESS, SUITE A                           2500 LEAHY AVENUE, PO BOX 934500                        CONTRACT OR
     TAMPA, FL 33607                                      ORLANDO, FL 32893-4500                                  ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE    DELIVERY [X] This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER              conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
           PURCHASE [ ] Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND  AGREES
                        TO PERFORM THE SAME.
 ---------------------------------------------------------------------------------------------------------------------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     ACR:AA 97X4930-NH3S 000 77777 0 065236 2F 000000 B 83228F09AAN                   $12,894.68
     JOB ORDER: BMUR3M9AJ2
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            20. QUANTITY
 18.           19.                                              ORDERED/           21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICES                 ACCEPTED*             UNIT        UNIT PRICE         AMOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  P.O. BOX 190022
                  N. CHARLESTON, SC 29419-9022
 ---------------------------------------------------------------------------------------------------------------------------------
* If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA
  quantity ordered indicate by X. If different, enter
  actual quantity accepted below quantity ordered and          /s/ PATRICIA W. GODWIN
  encircle.                                               BY:  PATRICIA W. GODWIN                       25. TOTAL  $12,894.68
                                                               CONTRACTING/ORDERING OFFICER
                                                                                                        --------------------------
                                                                                                        29.
                                                                                                         DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN                                27. SHIP. NO.      28. D.O. VOUCHER      30. INITIALS
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE     [ ] PARTIAL            NO.
                                CONTRACT EXCEPT AS NOTED           [ ] FINAL

 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment      31. PAYMENT          32. PAID BY       33. AMOUNT VERIFIED
                                                                                                          CORRECT FOR
                                                                   [ ] COMPLETE                           ------------------------
                                                                   [ ] PARTIAL                            34. CHECK NUMBER
 DATE            SIGNATURE AND TITLE OF CERTIFYING OFFICER         [ ] FINAL                              ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                             NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2608                           2
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC
-------------------------------------------------------------------------------

THIS IS A FIRM FIXED PRICE ORDER.

SECTION B -- SUPPLIES OR SERVICES AND PRICES


                                                                           UNIT
                                                                            OF           UNIT
ITEM NO.                  SUPPLIES/SERVICES                 QUANTITY       ISSUE         PRICE            AMOUNT

01                  LABOR AND MATERIAL                          1           LOT       $12,894.68       $12,894.68
                    FOR THE CABLETRON 9000
                    SWITCHED ETHERNET/FAST
                    ETHERNET BLADE OF SAME
                    CONFIGURATION TO INSTALL
                    IN EXISTING CHASSIS IN
                    ACCORDANCE WITH THE ATTACHED
                    STATEMENT OF WORK.

                    (PER TELECOMMUNICATION SYSTEMS
                    INC. THIS PRICE INCLUDES THE
                    9H423-26, 2RJ-21 CABLES
                    LANCARE FOR THE BLADE.)


-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2608                            3
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC.
-------------------------------------------------------------------------------

                               STATEMENT OF WORK
                                    NAVCENT
                        CABLETRON 9000 BLADE POPULATION

1.   BACKGROUND.

NAVCENT recently completed horizontal plan upgrade using Cabletron 9000 equipment, installed by Telecommunication Systems Inc. with contract management provided by Space and Naval Warfare Systems Center, (SPAWAR), Tampa, FL.

2.   SCOPE/OBJECTIVE.

The purpose of this Statement of Work is to define the requirement for SPAWAR, Tampa to procure and ship to NAVCENT a Cabletron 9000 switched ethernet/fast ethernet blade of same configuration to install in existing chassis.

3.   TASKS TO BE PERFORMED.

a.   SPAWAR Tampa research and provide cost quote for above blade.
b.   SPAWAR Tampa provide MIPR information.
c. SPAWAR receive MIPR and procure blade of same configuration. Refer to Telecommunication Systems Inc. installer, Keith Bowers, for exact specification.
d. SPAWAR Tampa ship blade to COMUSNAVCENT via fastest available means. Address below:

COMUSNAVCENT
ATTN: N24/LCDR WHITE OR CTMC FEENSTRA
JUFFAIR AVE
MANAMA, BAHRAIN
FPO AE 09501-6008

4.   APPLICABLE TECHNICAL ORDERS, SPECIFICATIONS, REGULATIONS, AND MANUALS.

               N/A

5.   TECHNICAL EXHIBITS.

               N/A

6.   DELIVERABLES AND REPORTING PROCEDURES.

     a. The new blade described above, specifications provided by Telecommunication Systems Inc.
     b.   SPAWAR Tampa to provide shipping information and copy of invoice.

7.   PROJECT/MANAGEMENT.

The contractor shall use an industry recognized program management tool to track progress of the project to ensure it is completed on time. Reports shall be made available to the Government, LCDR White, NAVCENT, upon request.

-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2608                           4
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC.
-------------------------------------------------------------------------------

 8. ATTACHMENTS/REFERENCES.

    N/A

 9. INSPECTIONS/REFERENCES.

    N/A

10. WARRANTY.

    Per manufacturer.

11. TRAVEL REQUIREMENTS.

    N/A

12. PROTECTION OF CONTRACTOR PERSONNEL OVERSEAS DURING TIMES OF CONTINGENCIES.

    N/A

13. PERIOD OF PERFORMANCE.

    From Date of Award to receipt of equipment, not to exceed 14 days.

14. GOVERNMENT FURNISHED PROPERTY.

    N/A

15. CDRLS.

    N/A

16. DIDS.

    N/A

17. ADDITIONAL SECTIONS.

    N/A

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE     OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1           2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                                            5. PROJECT NO. (If
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE NO.        applicable)
              01                            98 DEC 17                              N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY              CODE              N65236                       7. ADMINISTERED BY (If other than Item 6)         CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER     CODE: 1113NG
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           [X]     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------

     TELECOMMUNICATON SYSTEMS INC.                                                            ------------------------------------
     275 WEST STREET                                                                  [ ]     9B. DATED (SEE ITEM 11)
     SUITE 400
     ANNAPOLIS MD 21401                                                            ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                      [X]     N65236-98-F-2608
                                                                                              ------------------------------------
------------------------------------------------------------------------                      10B. DATED (SEE ITEM 13)
  CODE    0HAL7                   FACILITY CODE                                               98 NOV 27
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning    copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                             NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  [X]    CONTRACT ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                            SEE PAGE 2


Except as provided herein, all terms and conditions of the document reference in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                         NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED
                                                                                                                98 DEC 17

                                                                             /s/ Nancy Gartner
 ---------------------------------------------                           -------------------------------------
    (Signature of person authorized to sign)                             BY (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                    STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACTOR/ORDER NO. N65236-98-F-2608                PAGE 2 OF 2
MODIFICATION NO.                     01
================================================================================


1. FAR CLAUSE 52.232-33 - MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.


2. THE PAYING OFFICE IN BLOCK 15 IS HEREBY CHANGED TO READ AS FOLLOWS:

     DFAS-SD OPLOC
     CODE FPV
     PO BOX 429100
     SAN DIEGO CA 92142-9100


3. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS UNCHANGED.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                                            5. PROJECT NO.
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.
              01                      98 DEC 17                                       N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY      CODE   N65236                                          7. ADMINISTERED BY (If other than Item 6)      CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER   CODE: 1113NG
  TELEPHONE: (843)974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
  TELECOMMUNICATION SYSTEMS  INC
  275 WEST STREET                                                                             ------------------------------------
  SUITE 400                                                                           ( )     9B. DATED (SEE ITEM 11)
  ANNAPOLIS, MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
  -----------------------------------------------                                             CONTRACT/ORDER NO.
                                                                                      (X)          N65236-98-F-2607
                                                                                              ------------------------------------
  CODE: OHAL7                      FACILITY CODE                                              10B. DATED (SEE ITEM 13)
                                                                                                   98 SEP 24
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning        copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                  NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT/ORDER NO. IN ITEM 10A.
--------
  ( )
-------- -------------------------------------------------------------------------------------------------------------------------
         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying
  (X)    office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  ( )    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  ( )    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE PAGE 2
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                              NANCY GARTNER
------------------------------------------------------------------------ -----------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

                                                                                                                98 DEC 17
                                                                             /s/ Nancy Gartner
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                      STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2607                  PAGE 2 OF 2
MODIFICATION NO.                   01
================================================================================

     1. FAR CLAUSE 52.232-33 -- MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.

     2. THE PAYING OFFICE IN BLOCK 15 IS HEREBY CHANGED TO READ AS FOLLOWS:

          DFAS-SD OPLOC
          CODE FPV
          PO BOX 429100
          SAN DIEGO CA  92142-9100

     3. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS
        UNCHANGED.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved                     PAGE 1 OF 7
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187       ------------------------------
                                                                            Expires Jun 30, 1997    5. CERTIFIED FOR NATIONAL
                                                                                                       DEFENSE
 ---------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
 Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
 Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH       UNDER DMS REG I
     ORDER NO.                   NO.                                                  REQUEST NO.                   DO
     GS-35F-4655H                N65236-98-F-2607           98 SEP 24                 N65236-8266-8F30
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236        7. ADMINISTERED BY (If other than 6) CODE
    SPACE AND NAVAL WARFARE SYSTEMS CENTER
    P.O. BOX 190022                                                                                           8. DELIVERY FOB
    NORTH CHARLESTON, SC 29419-9022               SAME AS BLOCK 6                                             [X] DEST
    POC: NANCY GARTNER  CODE: 1113NG                                                                          [ ] OTHER
    TELEPHONE: (843) 974-5921                                                                                 (See Schedule if
                                                                                                                other)
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR            CODE 0HAL7        FACILITY CODE                         10. DELIVER TO FOB POINT    11. MARK IF
                                                                                  BY (Date)                   BUSINESS IS
             TELECOMMUNICATION SYSTEMS INC.                                           98 DEC 31               [X] SMALL
 NAME AND    275 WEST STREET                                                      12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS     SUITE 400                                                                NET 30                      DISADVANTAGED
             ANNAPOLIS, MD 21401                                                  13. MAIL INVOICES TO:       [ ] WOMEN-OWNED
                                                                                      SEE BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                  CODE              15. PAYMENT WILL BE MADE BY         CODE 662400                  MARK ALL
     HQ US CENTRAL COMMAND                          DEPARTMENT OF DEFENSE                                        PACKAGES AND
     ATTN: CCJ2 (SMSGT STANLEY)                     DFAS ORLANDO FVP                                             PAPERS WITH
     7115 S. BOUNDARY BLVD.                         2500 LEAHY AVENUE, PO BOX 934500                             CONTRACT OR
     MACDILL AFB FL 33621-5101                      ORLANDO FL 32893-4500                                        ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE   DELIVERY [X] This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER              conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ] Reference your                furnish the following on terms specified herein.
                       -----------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                       TO PERFORM THE SAME.

 ---------------------------------------------------------------------------------------------------------------------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     ACR:AA 97X4930.NH3S  000  77777  0  065236  2F  000000  B82668F30AAN                      $30,979.96
     JOB ORDER: BMUR3M81J1 (FB481998N98631)
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            20. QUANTITY
 18.           19.                                              ORDERED/           21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICE                  ACCEPTED*             UNIT        UNIT PRICE         AMOUNT

 ---------------------------------------------------------------------------------------------------------------------------------
                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  PO BOX 190022
                  N CHARLESTON SC 29419-9022
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as      24. UNITED STATES OF AMERICA                   25. TOTAL  $30,979.96
 quantity ordered, indicate by X. If different, enter                                                   --------------------------
 actual quantity accepted below quantity ordered and         /S/ NANCY GARTNER                          --------------------------
 encircle.                                               BY: NANCY GARTNER                              29.
                                                             CONTRACTING/ORDERING OFFICER               DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE
 CONTRACT EXCEPT AS NOTED                                          27. SHIP. NO.
                                                                   [ ] PARTIAL         28. D.O. VOUCHER
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.            30. INITIALS
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT

                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                            33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICIAL                  [ ] FINAL           32. PAID BY        CORRECT FOR
                                                                                                          ------------------------
                                                                                                          34. CHECK NUMBER
                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT      38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                            NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2607                           2
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC
-------------------------------------------------------------------------------

THIS IS A FIRM FIXED PRICE ORDER.

SECTION B -- SUPPLIES OR SERVICES AND PRICES


                                                                           UNIT
                                                                            OF           UNIT
ITEM NO.                  SUPPLIES/SERVICES                 QUANTITY       ISSUE         PRICE            AMOUNT

0001                LABOR AND MATERIAL                         1           LOT        $30,979.96       $30,979.96
                    FOR THE NAVCENT N2
                    SCI LAN FIBER OPTIC
                    CABLE PLANT INSTALLATION
                    IN ACCORDANCE WITH THE
                    ATTACHED STATEMENT OF WORK



N65236-98-F-2607                                                    PAGE 3  OF 7


                               STATEMENT OF WORK
                                   NAVCENT N2
                      FIBER OPTIC CABLE PLANT INSTALLATION


1. BACKGROUND

NAVCENT N2 is nearing completion of SCIF enhancement providing approximately 2,500 additional square feet of useable office space. To support existing N2 collection, analysis, production, and dissemination objectives, and plan for future expansion. NAVCENT N2 requires a complete fiber optic LAN backbone - intelligent hub architecture supporting 100 nodes.

2. SCOPE/OBJECTIVE

The purpose of this Statement of Work (SOW) is to define the specifications for the design, procurement, installation, integration, testing, and documentation of a fiber optic cable plant with associated cabling and network hardware and software to support the NAVCENT N2 Sensitive Compartmented Information (SCI) LAN. All work associated with this SOW will be accomplished within Buildings 47, 111, 123R, 128R, and JIPC.

3. DEFINITIONS

NAVCENT N2 SCIF - Installation area identified in Attachment A, to include rooms: 47, 111, 123R, 128R, JIPC.

Full Operational Capability - Date that the Government accepts the cable plant upgrade as being fully operational.

Government - NAVCENT N2 Systems Officer (N24) will represent the Government.

JIPC - Section of Building 111 identified for the installation/integration of the fiber optic patch panel and equipment racks.

N24 Maintenance - Section of Building 111 identified for the installation/integration of the intelligent HUB, equipment racks, fiber optic distribution system.

4. REQUIREMENTS/TASKS TO BE PERFORMED

   a. All contractor personnel shall be cleared at the Top Secret/SCI level in order to work in the NAVCENT N2 SCI Facility within Buildings 47, 111, 123R, 128R, and JIPC.

   b. Any breaches (breaks, cuts, holes) to the exterior walls of the SCIF must be restored to the original security specifications required for the SCIF. These restored breaches will be inspected by the Government and the NAVCENT N2 SSO to ensure security specifications are met.

   c. Any breaches (breaks, cuts, holes) within interior walls of the SCIF to accommodate intra-facility cable runs must be restored to the original security and building specifications to the original SCIF and new SCIF expansion. These restored breaches will be inspected by the Government and the NAVCENT N2 SSO to ensure security/building specifications are met.

N645236-98-F-2607                                                    PAGE 4 OF 7

d.   The Contractor shall deliver to the Government:

     1. A cable tray installation plan identify the planned layout and dimensions of the cable tray. This plan will be submitted within five
          (5) working days after the contract award date. The data item number for this document will be A0001. This document is required by NAVCENT N2, frequency is one time, and one draft, one final, and one copy of the plan is required. No installation will proceed until the submitted plan is approved by the Government.

     2. A workstation connectivity plan identifying fiber installation methodology for the workstations Attachment A is a floorplan of the NAVCENT N2 SCIF detailing the location and number of workstation connections required. This plan will be submitted within five (5) working days after the contract award date. The data item number for this document will be A0002. This document is required by NAVCENT N2, frequency is one time and one draft, one final, and one copy of the plan is required. No installation will proceed until the submitted plan is approved by the Government.

     3. A network hardware installation and integration plan identifying the methodology and prioritization of how the network equipment listed in Attachment B will be installed and integrated into the existing NAVCENT N2 SCI LAN. This plan should also describe testing and documentation for this network equipment. This plan will be submitted within five (5) working days after the contract award date. The data item number for this document will be A0003. This document is required by NAVCENT N2, frequency is one time, and one draft, one final, and one copy of the plan is required. No installation will proceed until the submitted plan is approved by the Government.

e.   The Contractor shall:

     1. Procure and install fiber optic patch panels and racks for Building 111 (JIPC, N23 Maintenance), 47, 128R, 123R sufficient to house patch panels required to connect all installed fiber optic cable. These racks will be bolted to the floor or in alternative agreed location based on site survey.

     2. Procure and install cable trays following the Government approved cable tray installation plan. All fiber optic cabling will be protected by being placed in contractor installed/existing cable trays for the main runs located in the drop ceiling. Any exceptions will be agreed to existing cable trays.

     3. Procure and install conduit from the cable trays to the workstation drops. All fiber optic cabling will be protected from the cable tray to the workstation drop. Use flexible steel conduit for workstation drops where power poles are used to access modular furniture leaving a six (6) foot maintenance loop to accommodate the possible movement of the modular furniture. Use ridged or flexible steel conduit for workstations located near fixed walls.

     4. Procure and install 4" x 4" molded boxes on fixed walls approximately two (2) feet from ceiling or attached to modular furniture using magnetic strips on workstations that use power poles as a cable path. Boxes should be white or off-white in color.

     5. Procure and install a 2 pair multi-mode/1 pair single-mode fiber optic cable bundle from the JTPC or N24 Maintenance room patch panel to the installed molded box at each workstation. Use flexible steel conduit to protect fiber from power poles to molded boxes as necessary.

N65236-98-F-2607                                                     Page 5 of 7

6. Terminate 2 pair of multi-mode fibers with ST connectors on each end. One end will be terminated in the JIPC or N24 Maintenance room patch panel and the opposite end will be terminated in a MIC connector installed in the molded box located at the workstation. All terminations at the JIPC or N24 Maintenance room and the molded box located at the workstation will be labeled and documented.

7. Procure and install 6 meter ST to ST multi-mode fiber optic jumper cables from newly installed intelligent hub equipment to JIPC or N24 Maintenance patch panel for workstations identified by the Government. All cabling will be labeled.

8. Procure and install Cabletron MMAC Plus Network Hub (or equivalent) in the N24 Maintenance room in Building 111.

9. The contractor shall coordinate installation hours with the building occupants. All efforts will be made to set work schedules that will create the least amount of disruptions and disturbances to the building occupants. The Government project manager will resolve any work schedule conflicts.

10. The contractor shall procure and arrange shipment/delivery of all required materials and equipment to implement the design described in the Government approved installation plans.

11. The contractor shall procure, take receipt, inventory, and warehouse the pre-fabricated drop cables and network hardware and software listed in Attachment B until installation of these items. This cabling and network hardware and software will be installed, integrated, tested and documented into the existing NAVCENT N2 SCI LAN as specified in this SOW. Deviations from the installation and integration plan shall be coordinated with the Government project manager.

12. The contractor shall label all drops and patch panels appearances in a consistent manner.

13. The contractor shall test, verify, and document all aspects of the system to include decibel loss of each fiber drop which must conform to industry standard specifications.

14. The contractor shall provide user/maintenance/programming training applicable to ensure effective and efficient follow-on operation by site personnel.

5.  APPLICABLE TECHNICAL ORDERS, SPECIFICATIONS, REGULATIONS AND MANUALS-N/A

6.  TECHNICAL EXHIBITS-N/A

7.  DELIVERABLES AND REPORTING PROCEDURES

    a. The contractor shall develop and deliver "as built" documentation (hardcopy and softcopy) within five (5) working days after achieving final operational capability. This documentation will include: drawings, floor plans, wiring diagrams, decibel loss of each fiber drop, and physical parameters. The data item number for this document will be A0005. This document is required by NAVACENT N2, frequency is one time, and one draft, one final, and one copy of the documentation required.

N65236-98-F-2607                                                     PAGE 6 OF 7

          b. The contractor shall deliver weekly status reports to the Government project manager every Thursday commencing 1 week after contract award date until the final operational capability is achieved. The data item for this documents will be A0006. This document is required by NAVCENT N2, frequency is weekly and one final copy of the status report is required.

8.  PROJECT/MANAGEMENT
    ------------------

The contractor shall use an industry recognized program management tool to track progress of the project to ensure it is completed on time. Reports shall be made available to the Government upon request and at the weekly status report meeting.

9.  ATTACHMENT/REFERENCES
    ---------------------

     a. Attachment A -- NAVCENT N2 SCIF floor plan, identifies room numbers and location, number of drops in each room, and the location of the JIPC AND N24 Maintenance FDC.

     b. Attachment B -- List of network cabling, hardware, and software required for this project. Contractor shall procure, receive, inventory, and warehouse these items until installation.

10. INSPECTION AND ACCEPTANCE
    -------------------------

     a. The contractor shall verify all aspects of the installation and testing of network cabling and equipment, including decibel loss of each fiber drop, conforms to industry specifications and the requirement of this SOW.

     b. The Government will check a representative sample of work completed by the contractor to ensure conformance with industry standards and the requirements of this SOW.

     c. FOC will not be achieved until the Government had determined that all requirements of this SOW are fulfilled.

11. WARRANTY
    --------

     a. The contractor shall furnish, at no cost to the Government, all maintenance (parts and labor) to equipment, cabling, and its installation as part of this contract for a period of one hundred twenty
        (120) days beginning on the first day after reaching the final operational capability.

     b. All replaced parts during the warranty period will become the property of the Contractor.

     c. During the warranty period the Contractor shall bear all costs for any equipment shipped for replacement purposes, including but not limited to the cost of packing, transportation, and insurance.

     d. During the warranty period the Contractor shall bear all costs for any personnel travel, per diem, and lodging associated with equipment replacement not within the scope of site personnel. Determination of "scope" is made by the Government. The Contractor will be on-site within three (3) working days of notification by the Government.

     e. This warranty will not apply to maintenance required due to the fault or negligence of the Government.

N65236-98-F-2607                                                     PAGE 7 OF 7


12.  TRAVEL REQUIREMENTS

     a. Travel to NAVCENT N2 SCIF, Maname, Bahrain for site survey team and subsequent installation team is required.

     b. Contractor will ensure appropriate country clearance messages are sent well in advance and that all personnel have valid passports. Visa's will be procured locally.

13.  PROTECTION OF CONTRACTOR PERSONNEL OVERSEAS DURING TIMES OF CONTINGENCIES

     a. Contractor personnel will be considered U.S. nationals and fall under NAVCENT force protection regulation.

14.  PERIOD OF PERFORMANCE

     a. The period of performance for the installation of fiber and network equipment will be from contract award date plus three (3) months.

15.  GOVERNMENT FURNISHED PROPERTY -- N/A

16.  CONTRACT DATA REQUIREMENT LISTS (CDRLs) -- N/A

17.  DATA ITEM DESCRIPTIONS (DIDs) -- N/A

18.  ADDITIONAL SECTIONS -- N/A

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          1
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO.
               02                     1999 MAR 09                                  N65236-9067-8F14
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                CODE   N65236                                7. ADMINISTERED BY (If other than Item 6)      CODE
                                   ---------------                                                                           -----
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                        SAME AS BLOCK 6
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL gartner@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
    TELECOMMUNICATION SYSTEMS, INC.                                                   [ ]
    275 WEST STREET                                                                ------------------------------------
    SUITE 400                                                                                 9B. DATED (SEE ITEM 11)
    ANNAPOLIS, MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                      [X]      N65236-98-F-2606
                                                                                              ------------------------------------
----------------------------------------------------------------------------------            10B. DATED (SEE ITEM 13)
 CODE            0MAL7                  FACILITY CODE                                          1998 SEP 23
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning    copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                 NET INCREASE
   ACR:AB 5783400 308 51HQ 20J613 01 568 N98-583 662400                                               $8,450.00
   JOB ORDER: BMUR3X8WJ3 (FB481498N98583/AA)
----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
            MUTUAL AGREEMENT OF THE PARTIES
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

1. THE ABOVE ORDER IS HEREBY INCREASED IN THE AMOUNT OF $8,450.00 IN ORDER TO              Received
   COMPLETE THE ORIGINAL TASK.                                                             Mar 22 1999
                                                                                           By
2. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER IS HEREBY CHANGED                 --------------------
   FROM $210,056.44 TO $218,506.44, A NET INCREASE OF $8,450.00.

3. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
     Richard A. Young
     Chief Operating Officer                                             NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


 /s/ R. A. Young                                      3/9/99                 /s/ Nancy Gartner
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)    99 Mar 12
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                     STANDARD FORM 30 (REV. 10-83)

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE NO.        5. PROJECT NO.
              01                       99 JAN 13                                   N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY        CODE               N65236                            7. ADMINISTERED BY (If other than Item 6)       CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC  29419-9022                                          SAME AS BLOCK 6
  POC: NANCY GARTNER    CODE:  1113NG
  EMAIL:  gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           [X]     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              ------------------------------------
                                                                                              9B. DATED (SEE ITEM 11)

                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                      [X]     CONTRACT/ORDER NO.
                                                                                              N65236-98-F-2606
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
------------------------------------------------------
 CODE            0HAL7                 FACILITY CODE                                           98 SEP 23
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                            NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
  [X]    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
-------- CONTRACT ORDER NO. IN ITEM 10A.
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
                                                  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                                     NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

                                                                              /s/ Nancy Gartner                       99 JAN 13
                                                                              --------------------
 ---------------------------------------------                            BY  (Signature of Contracting Officer)
    (Signature of person authorized to sign)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                    STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2606                 PAGE 2 OF 2
MODIFICATION NO.                   01
================================================================================

1. FAR CLAUSE 52.232-33 -- MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.

2. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS UNCHANGED.

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Form Approved          PAGE 1 OF 5
                      ORDER FOR SUPPLIES OR SERVICES                    OMB No. 0704-0187      ----------------------------------
                                                                        Expires Jun 30, 1997   5. CERTIFIED FOR NATIONAL DEFENSE
---------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                              SEND YOUR_COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
---------------------------------------------------------------------------------------------------------------------------------
 1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER        4. REQUISITION/PURCH      UNDER DMS REG 1
    ORDER NO.                   NO.                                                REQUEST NO.
 GS-35F-4655H                N65236-98-F-2606              98 SEP 23             N65236-8261-8F26             DO
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE   N65236     7. ADMINISTERED BY (If other than 6) CODE                    8. DELIVERY FOB
                                  ------                                                ------            [X] DEST
SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                    [ ] OTHER
P.O. BOX 190022                                                                                           (See Schedule if other)
NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6
POC: NANCY GARTNER  CODE: 1113NG
TELEPHONE: (843) 974-5921
---------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR              CODE 0HAL7     FACILITY CODE            10. DELIVER TO FOB POINT BY (Date)    11. MARK IF BUSINESS IS
                                -----                    ------    99 SEP 30                             [X] SMALL
NAME     TELECOMMUNICATION SYSTEMS INC.                            ----------------------------------    [ ] SMALL DIS-ADVANTAGED
AND      275 WEST STREET                                           12. DISCOUNT TERMS                    [ ] WOMEN-OWNED
ADDRESS  SUITE 400                                                 NET 30
         ANNAPOLIS MD  21401                                       --------------------------------------------------------------
                                                                   13. MAIL INVOICES TO
                                                                   SEE BLOCK 19
---------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                       CODE          15. PAYMENT WILL BE MADE BY           CODE 662400                MARK ALL
    HQ US CENTRAL COMMAND              ------       DEPARTMENT OF DEFENSE                  ------              PACKAGES AND
    ATTN: CCJ6-PB (ENS WHITE)                       DFAS ORLANDO FVP                                            PAPERS WITH
    7115 S. BOUNDARY BLVD.                          2500 LEAHY AVENUE, PO BOX 934500                            CONTRACT OR
    MACDILL AFB FL  33621-5101                      ORLANDO FL  32893-4500                                     ORDER NUMBER
---------------------------------------------------------------------------------------------------------------------------------
16.      DELIVERY  [X] This delivery order is issued on another Government agency or in accordance with and subject to terms and
  TYPE                 conditions of above numbered contract.
   OF    ------------------------------------------------------------------------------------------------------------------------
 ORDER             [ ]
         PURCHASE      Reference your                furnish the following on terms specified herein.
                      -----------------------------------------------------------------------------------------------------------
                      ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS ORDER NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                      AGREES TO PERFORM THE SAME.

    -----------------------------   ------------------------------   -----------------------------   ------------------------
          NAME OF CONTRACTOR                   SIGNATURE                  TYPED NAME AND TITLE               DATE SIGNED

[ ] If this box is marked, supplier must sign Accept and return the following number of copies:
---------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
ACR:AA  5783400  308  51HQ  20J613  01  568 (N98-583)  662400                                                        $210,056.44
JOB ORDER: BMUR3X8WJ3 (FB481498N98583/AA)
---------------------------------------------------------------------------------------------------------------------------------
18.           19.                                          20. QUANTITY           21.         22. UNIT           23.
   ITEM NO.   SCHEDULE OF SUPPLIES/SERVICE                     ORDERED/           UNIT            PRICE              AMOUNT
                                                               ACCEPTED*
---------------------------------------------------------------------------------------------------------------------------------
              MAIL INVOICES TO:
              SPAWAR
              CODE 123
              PO BOX 190022
              N CHARLESTON SC  29419-9022
---------------------------------------------------------------------------------------------------------------------------------
* If quantity accepted by the Government is same as     24. UNITED STATES OF AMERICA                    25. TOTAL    $210,056.44
  quantity ordered, indicate by X. If different, enter        /s/ Nancy Gartner                         ---------------------------
  actual quantity accepted below quantity ordered and         -------------------                       29.
  encircle.                                             BY: NANCY GARTNER CONTRACTING/ORDERING OFFICER              ---------------
                                                                                                        DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              27. SHIP. NO.      28. D.O. VOUCHER   30.
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND  CONFORMS TO                                           INITIALS  -----------------
                                 THE CONTRACT EXCEPT AS NOTED   ----------------                                -----------------
                                                                [ ] PARTIAL        ----------------------------------------------
--------   --------------------------------------------------       [ ] FINAL      32. PAID BY        33. AMOUNT VERIFIED
  DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE   ----------------                          CORRECT FOR
-------------------------------------------------------------   31. PAYMENT                           ---------------------------
36. I certify this account is correct and proper for payment.   [ ] COMPLETE                          34. CHECK NUMBER
                                                                    [ ] PARTIAL                       ---------------------------
--------   --------------------------------------------------   [ ] FINAL                             35. BILL OF LADING NO.
  DATE     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
---------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                             NUMBER
---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2606                           2
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC
-------------------------------------------------------------------------------

THIS IS A FIRM FIXED PRICE ORDER.

SECTION B -- SUPPLIES OR SERVICES AND PRICES


                                                                           UNIT
                                                                            OF           UNIT
ITEM NO.                  SUPPLIES/SERVICES                 QUANTITY       ISSUE         PRICE            AMOUNT

0001                LABOR AND MATERIAL                          1           LOT        $210,056.44      $210,056.44
                    FOR THE USCENTCOM
                    SERVER FARM IN
                    ACCORDANCE WITH THE
                    ATTACHED STATEMENT OF WORK


N65236-98-F-2606                                                   PAGE 3 OF 5

                               STATEMENT OF WORK


SECTION 1. BACKGROUND

     USCENTCOM has embarked on a project to create and outfit a communications-computer facility to house servers and related equipment to support headquarters automation needs. To complete this effort, USCENTCOM requires upgrades to building 540, rooms 1407 and 1436 and procurement of communications-computer equipment.

SECTION 2. SCOPE/OBJECTIVE

     The purpose of this delivery order is to provide for the procurement and installation of uninterruptible electrical power, communications-computer equipment, and intrusion detection/prevention system(s) pursuant to the above project.

SECTION 3. DEFINITIONS. Not-applicable.

SECTION 4. REQUIREMENTS/TASKS TO BE PERFORMED

     The contractor will:

     a. Furnish and install 110V, 208V, and 220V AC electrical lines and related outlets/equipment to provide power sufficient to support projected communications-computer equipment, plus an additional 70 percent to allow for future expansion. All power is to be of an uninterruptible source. All line runs within the room will be installed inside existing ducts, maintaining required red/black separation. A grounding grid and or bars will be installed. All equipment racks in the room will be connected to the grounding grid. Other requirements:

            (1) UPS Sizing in kilovolt amps (sizing will be designed after power survey on existing equipment currently being accomplished by the government).

            (2) UPS and transfer switch shall each be located in bldg 540, room
                1436

            (3) All panels and sub-panels feeding room 1407 shall be from the above UPS.

            (4) Red power must be filtered between the UPS and power panel installed in room 1407.

            (5) UPS must be purchased with a warranty to cover first year of maintenance to include monthly preventative maintenance inspections.

            (6) UPS must have the ability to handle at least a 6 minute cycles on the generator and be able to handle two cycles in 20 minutes.

     b. Furnish and install an intrusion detection/prevention system that meets Department of Defense and USCENTCOM requirements for classified open storage facilities up to and including the Secret level. System includes but is not limited to door

N65236-98-F-2606                                                   PAGE 4 OF 5

alarm sensors, motion detectors, steel deterrent meshing above false ceiling, and dial combination locks. Alarms will tie into existing building security system.

     c. Purchase and install server racks and server switch boxes to rack mount or shelf mount servers. The switchboxes will allow administrators to work on up to 7 server with one monitor. Initial requirement will be for 10 switch boxes and 12 server racks. Six (6) switch boxes will support PC/Intel servers, four
(4) switch boxes will support SUN equipment. Also require proper cables for utilization of the switch boxes.

     f. Label all racks, patch panels, patch cords, cables, power panels, power cords, power outlets.

     g. Purchase and install Shielded Twisted Pair (STP) patch panels in Classified and Unclassified IDFs. Purchase and install Fiber Optic patch panels in Classified and Unclassified IDFs. Run STP and Fiber Optic cable to server racks and associated equipment. Signal ground must be installed and balanced with existing ground in room 125.

     h. Contractor will cut floor panel for power and signal cable to be run from under computer floor to equipment racks.

SECTION 5. APPLICABLE TECHNICAL ORDERS, SPECIFICATIONS, REGULATIONS, AND
MANUALS.

DoD 5200.1-r (17 Jan 98) and CCR 380-1 -- pertain to physical security requirements outlined in 4c.

SECTION 6. TECHNICAL EXHIBITS. Not applicable.

SECTION 7. DELIVERABLES AND REPORTING REQUIREMENTS.

     a. Contractor will provide weekly written status reports to USCENTCOM/J6-DO or designated representative each Tuesday by 0800 EST.

     b. Contractor will provide as-built documentation within 15 working days of completing the project. Documentation will include circuit diagrams for UPS wiring, signal cable paths, floor diagram of power outlet layout, location of floor vents, and other documentation as required by the government.

SECTION 8. PROJECT MANAGEMENT. USCENTCOM will provide a task manager who will coordinate the execution of all work performed under this delivery order.

SECTION 9. ATTACHMENTS/REFERENCES.

N65236-98-F-2606                                                     PAGE 5 OF 5

Enclosed package containing floor diagrams, server racks w/equipment, etc, power consumption tables, etc.

SECTION 10. INSPECTION AND ACCEPTANCE. Acceptance will include a 30 day test of both UPS and ECU equipment. A complete UPS test, to include UPS load testing will be performed before acceptance. All grounds will be inspected. Contractor will provide the government with signal cable test results for all installed signal cable.

SECTION 11. WARRANTY. One year warranty is required on all work performed to accomplish this task. Extended warranties are required on UPS and ECU equipment.

SECTION 12. TRAVEL REQUIREMENTS. Not applicable.

SECTION 13. PROTECTION OF CONTRACTOR PERSONNEL OVERSEAS DURING TIMES OF CONTINGENCIES. Not applicable.

SECTION 14. PERIOD OF PERFORMANCE. Upon Award - 30 Sep 99

SECTION 15. GOVERNMENT FURNISHED PROPERTY. Not applicable.

SECTION 16. CONTRACT DATA REQUIREMENTS LISTS (CDRLs). Not applicable.

SECTION 17. DATA ITEM DESCRIPTIONS (DIDs). Not applicable.

SECTION 18. ANY ADDITIONAL SECTIONS. Not applicable.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------

2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO.
               02                      1999 MAR 09                                    N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                                CODE N65236                  7. ADMINISTERED BY (If other than Item 6)      CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  PO BOX 199022
  NORTH CHARLESTON, SC 29419-9022                                           SAME AS BLOCK 6
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL: gartner@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
   TELECOMMUNICATION SYSTEMS, INC.
   275 WEST STREET                                                                            ------------------------------------
   SUITE 400                                                                          ( )     9B. DATED (SEE ITEM 11)
   ANNAPOLIS, MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                      (X)       N65236-98-F-2605
----------------------------------------------------------------------------------            ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
  CODE: 0HAL7                                FACILITY CODE:                                    1999 SEP 23
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning   copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                    NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT ORDER NO. IN ITEM 10A.
--------
  ( )
-------- -------------------------------------------------------------------------------------------------------------------------
         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying
  ( )    office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  (X)    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
            MUTUAL AGREEMENT OF THE PARTIES
-------- -------------------------------------------------------------------------------------------------------------------------
  ( )    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                            SEE PAGE 2
DUPLICATE ORIGINAL

Except as provided herein, all terms and conditions of the document reference in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                              NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


  /s/ (illegible)                                                           /s/  Nancy Gartner                   99 Mar 16
---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)          3/15/99            BY  (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                    STANDARD FORM 30 (Rev. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2605                  PAGE 2 OF 2
MODIFICATION NO.         O2
================================================================================

   1. THIS CONSTRUCTIVE CHANGE ORDER MODIFICATION IS BEING ISSUED IN ACCORDANCE WITH FAR CLAUSE 52.243-1 -- CHANGES -- FIXED PRICE -- ALTERNATE I (APR
      1984).

   2. THE PERIOD OF PERFORMANCE IS HEREBY CHANGED FROM 29 JAN 99 TO 30 JUN 99.

   3. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS UNCHANGED.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE     OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO.
              01                        98 DEC 17                                   N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY           CODE  N65236                                      7. ADMINISTERED BY (If other than Item 6)    CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER CODE: 1113NG
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
         TELECOMMUNICATION SYSTEMS INC                                                [ ]
         275 WEST STREET                                                                      ------------------------------------
         SUITE 400                                                                            9B. DATED (SEE ITEM 11)
         ANNAPOLIS MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.

                                                                                      [X]     N65236-98-F-2605
                                                                                              ------------------------------------
----------------------------------------------------------------------------------            10B. DATED (SEE ITEM 13)
CODE      0HAL7               FACILITY CODE                                                    98 SEP 23
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning       copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                                           NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  [X]    CONTRACT ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                   SEE PAGE 2


Except as provided herein, all terms and conditions of the document reference in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                                     NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                            /s/ NANCY GARTNER                      98 DEC 17
 ---------------------------------------------                           -------------------------------------
    (Signature of person authorized to sign)                             BY (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                    STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACTOR/ORDER NO. N65236-98-F2605                 PAGE 2 OF 2
MODIFICATION NO. 01
================================================================================

1. FAR CLAUSE 52.232-33 - MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.

2.   THE PAYING OFFICE IN BLOCK 15 IS HEREBY CHANGED TO READ AS FOLLOWS:

          DFAS-SD OPLOC
          CODE FPV
          PO BOX 429100
          SAN DIEGO CA 92142-9100

3.   AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS UNCHANGED.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved                     PAGE 1 OF 5
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187                 --------------------
                                                                            Expires Jun 30, 1997              5. CERTIFIED FOR
                                                                                                                 NATIONAL DEFENSE
 -------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH         UNDER DMS REG 1
     ORDER NO.                   NO.                                                  REQUEST NO.
     GS-35F-4655H                N65236-98-F-2605          98 SEP 23                  SEE SCHEDULE                  DO
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE  N65236      7. ADMINISTERED BY (If other than 6) CODE
                                                                                                              --------------------
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       8. DELIVERY FOB
 P.O. BOX 190022                                  SAME AS BLOCK 6                                             [X] DEST
 NORTH CHARLESTON, SC 29419-9022                                                                              [ ] OTHER
 POC: NANCY GARTNER  CODE:  1113NG                                                                            (See Schedule if
 TELEPHONE: (843) 974-5921                                                                                      other)
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE  0HAL7     FACILITY CODE                      10. DELIVER TO FOB POINT    11. MARK IF
                                                                                  BY (Date)                   BUSINESS IS
            TELECOMMUNICATION SYSTEMS INC                                             99 JAN 29               [X] SMALL
 NAME AND   275 WEST STREET                                                       12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS    SUITE 400                                                                 NET 30                  DIS-ADVANTAGED
            ANNAPOLIS MD  21401                                                   13. MAIL INVOICES TO:       [ ] WOMEN-OWNED
                                                                                      SEE BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE  662400                   MARK ALL
     HQ US CENTRAL COMMAND                                DEPARTMENT OF DEFENSE                                   PACKAGES AND
     ATTN: CCJ2-RR (SMSGT STANLEY)                        DFAS ORLANDO FVP                                        PAPERS WITH
     7115 S. BOUNDARY BLVD.                               2500 LEAHY AVENUE, PO BOX 934500                        CONTRACT OR
     MACDILL AFB FL  33621-5101                           ORLANDO FL  32893-4500                                  ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE                This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER DELIVERY [X] conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ] Reference your                furnish the following on terms specified herein.
                       -----------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                       AGREES TO PERFORM THE SAME.
 --------------------

     ----------------------- --------------  -------------------------   -------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     SEE PAGE 2                                                                                               $44,991.18
     JOB ORDERS: SEE PAGE 2
 ---------------------------------------------------------------------------------------------------------------------------------
 18.                19.                                           20. QUANTITY          21.         22. UNIT          23.
 ITEM NO.           SCHEDULE OF SUPPLIES/SERVICES                      ORDERED/          UNIT            PRICE            AMOUNT
                                                                      ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
                    MAIL INVOICES TO:
                    SPAWAR
                    CODE 123
                    PO BOX 190022
                    N CHARLESTON SC 29419-9022
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as      24. UNITED STATES OF AMERICA
  quantity ordered, indicate by X. If different, enter
  actual quantity accepted below quantity ordered and         /S/ Nancy Gartner
  encircle.                                              BY:  NANCY GARTNER CONTRACTING/ORDERING OFFICER  25. TOTAL  $44,991.18
                                                                                                          ------------------------
                                                                                                          29.
                                                                                                           DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE
                             CONTRACT EXCEPT AS NOTED              27. SHIP. NO.
 ----     --------------------------------------------------       [ ] PARTIAL         28. D.O. VOUCHER
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.            30. INITIALS
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment      31. PAYMENT

                                                                   [ ] COMPLETE
 ----  -----------------------------------------                   [ ] PARTIAL                            33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICIAL                  [ ] FINAL           32. PAID BY        CORRECT FOR
                                                                                                          ------------------------
                                                                                                          34. CHECK NUMBER
                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT      38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS 41. S/R ACCOUNT    42. S/R VOUCHER NO.
                                                                                          NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2605                           2
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC
-------------------------------------------------------------------------------

THIS IS A FIRM FIXED PRICE ORDER.

SECTION B -- SUPPLIES OR SERVICES AND PRICES


                                                                           UNIT
                                                                            OF           UNIT
ITEM NO.                  SUPPLIES/SERVICES                 QUANTITY       ISSUE         PRICE            AMOUNT

0001                LABOR AND MATERIAL                          1           LOT        $44,991.18       $44,991.18
                    FOR THE USCENTCOM BUILDINGS
                    6, 183 AND 55 (NIPRNET)
                    IN ACCORDANCE WITH THE
                    ATTACHED STATEMENT OF WORK


ACCOUNTING AND APPROPRIATION DATA

ACR:AA  97X4930.NH3S  000 77777 0 065236  2F  000000  B82648F40AAN    $15,856.14
        JOB ORDER:  BMUR3M8YJ4 (JM495198N98625)
        REQ:  N65236-8264-8F40

ACR:AB  97X4930.NH3S 000 77777 0 065236  2F  000000  B82648F41ABN     $29,135.04
        JOB ORDER:  BMUR3M8ZJ5 (JM495198N98625)
        REQ:  N65236-8264-8F41

N65236-98-F-2605                                                    PAGE 3  OF 5


                               STATEMENT OF WORK

SECTION 1 - BACKGROUND

This statement of work covers the purchase, installation, and documentation of the extension of USCENTCOM networks to further the unclassified command and control network within Buildings 6, 183 and 55.

SECTION 2 - SCOPE/OBJECTIVE

The goal of this project is to procure and install switched Ethernet network connectivity for Nonsecure Internet Protocol Routing Network (NIPRNET) in Buildings 6, 183, and 55. The deliverable is a seamless extension of the NIPRNET to critical nodes in Buildings 6, 183, and 55 as indicated in Attachment 1.

SECTION 3 - REQUIREMENTS/TASKS TO BE PERFORMED

The contractor will:

     a. Meet with government representative to review network design and perform site survey.

     b. Purchase equipment to implement the design as agreed upon between the contractor and government representatives.

     c. Install network cabling and devices to operate in an optimal performance configuration with minimal impact on government operations.

     d. Attend performance reviews as scheduled by the government representative.

     e. Document the equipment configuration using government provided databases and drawings.

     f. All vital network hardware will be purchased with one year of on-call maintenance support and access to firmware upgrades.

SECTION 4 - DELIVERABLES AND REPORTING REQUIREMENTS

     a. The contractor shall procure and install attached equipment list (Attachment 1).

     b. The contractor shall provide as-build documentation with 15 working days of completing the operational system.

SECTION 5 - INSPECTION AND ACCEPTANCE

Government technicians will be the acceptance authority for all work prior to completion of this task.

N65236-98-F-2605                                                     Page 4 of 5

SECTION 6 - PERIOD OF PERFORMANCE

The period of performance for the procurement and installation of the network equipment will be from contract award date through three months thereafter.

SECTION 7 - GOVERNMENT FURNISHED PROPERTY

None

SECTION 8 - SECURITY

Contractor personnel are required to perform installation in secure areas. Contractor personnel must have a current TS/SCI clearance in order to complete this task.

N65236-98-F-2605                                                     Page 5 of 5

                                  ATTACHMENT 1

                            USCENTCOM EQUIPMENT LIST

BUILDING 183

PART NUMBER                 DESCRIPTION                               QUANTITY

2E48-27R                    SMART SWITCH 2200 W/2 POWER SUPPLIES      1
FE-100FX                    FAST ETHERNET INTERFACE                   1
TPFOT-2                     TRANSCEIVER, FIBER TO STP                 18
                            JUMPER, DUPLEX FIBER ST/SC 5 METER        18
                            JUMPER, DUPLEX FIBER ST/SC 2 METER        18
                            JUMPER, CAT 5 STP, 3 FT., GREEN           18
                            FEED THROUGH, ST/SC                       36
                            FACE PLATES, SINGLE GANG, BLACK           18
                            BREAK OUT BOX 4X4X4                       18
                            CABLE, FIBER, 4 STRAND MM, HD BO          5000 FT
                            CONNECTOR, ST, LIGHT CRIMP                150
                            PATCH PANEL, FIBER, 48 PORT               3
                            CABINET, 19 IN. RACK, W/PWR STRP          1

BUILDING 6

PART NUMBER                 DESCRIPTION                               QUANTITY

2E48-27R                    SMART SWITCH 2200 W/2 POWER SUPPLIES      1
FE-100FX                    FAST ETHERNET INTERFACE                   1
TPFOT-2                     TRANSCEIVER, FIBER TO STP                 6
                            JUMPER, DUPLEX FIBER ST/SC 5 METER        6
                            JUMPER, DUPLEX FIBER ST/SC 2 METER        6
                            JUMPER, CAT 5 STP, 3 FT., GREEN           6
                            FEED THROUGH, ST/SC                       12
                            FACE PLATES, SINGLE GANG, BLACK           6
                            BREAK OUT BOX 4X4X4                       6
                            CABLE, FIBER, 4 STRAND MM, HD BO          2000 FT
                            CONNECTOR, ST, LIGHT CRIMP                50
                            PATCH PANEL, FIBER, 48 PORT               1
                            CABINET, 19 IN. RACK, W/PWR STRP          1

BUILDING 55
PART NUMBER                 DESCRIPTION                               QUANTITY

                            CONNECTOR, ST, LIGHT CRIMP                285
                            CABINET, 19 IN. RACK, W/PWR STRP          1

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE     OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          1
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO.
              01                      17 NOV 1998                                    N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                       CODE      N65236                      7. ADMINISTERED BY (If other than Item 6)    CODE
NISE EAST
P.O. BOX 190022
NORTH CHARLESTON, SC 29419-9022
POC: NANCY GARTNER CODE: 1113NG
TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
   TELECOMMUNICATION SYSTEMS, INC.
   275 WEST STREET                                                                            ------------------------------------
   SUITE 400                                                                          [ ]     9B. DATED (SEE ITEM 11)
   ANNAPOLIS, MD 21401
                                                                                   ---------- ------------------------------------
                                                                                      [X]     10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                              GS-35F-4655H/N65236-98-F-2604
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
   CODE         0HAL7         FACILITY CODE                                                   03 SEP 1998
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                 NO CHANGE
----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT ORDER NO. IN ITEM 10A.
--------
  [X]
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. THE ABOVE REFERENCED PURCHASE ORDER IS HEREBY MODIFIED TO INCORPORATE THE ELECTRONIC TRANSFER OF FUNDS CLAUSE AS FOLLOWS:

FAR 52.232-33 MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996).

B. AS A RESULT OF THIS MODIFICATION, THE TOTAL AMOUNT OF THE ORDER, AS SHOWN IN BLOCK 25, REMAINS UNCHANGED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                         DEBORAH D. MCNEELY
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                         BY: /s/ DEBORAH D. MCNEELY                  11/17/98
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                               (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
COMPUTER GENERATED AT SPAWARSYSCEN CHARLESTON                                                       STANDARD FORM 30 (REV. 10-83)

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187
                                                                            Expires Jun 30, 1998              PAGE 1 OF 5
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information Is estimated to average 1 hour per response,   5. CERTIFIED FOR
 including the time for reviewing instructions, searching existing data sources, gathering and                NATIONAL
 maintaining the data needed, and completing and reviewing the collection of information. Send comments       DEFENSE
 regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204,
 Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project
 (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR_COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH       UNDER DHS
     ORDER NO.                   NO.                                                 REQUEST NO.              REG 1
    GS-35F-4655H                N65236-98-F-2604          1998 SEP 03              N65236-8243-8F22            DO
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE  N65236      7. ADMINISTERED BY (If other than 6) CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                   8. DELIVERY FOB
  P.O. BOX 190022                                                                                             [X] DEST
  NORTH CHARLESTON, SC 29419-9022                                                                             [ ] OTHER
  POC: NANCY GARTNER CODE: 1113NG                                                                            (See Schedule if
  TELEPHONE: (843)974-5921                                                                                   other)
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE  0HAL7          FACILITY CODE                 10. DELIVER TO FOB POINT    11. MARK IF
                                                                                  BY (Date)                   BUSINESS IS
                        TELECOMMUNICATION SYSTEMS INC.                            SEE SCHEDULE                [X] SMALL
 NAME AND               275 WEST STREET                                           12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS                SUTIE 400                                                 NET 30                          DISADVANTAGED
                        ANNAPOLIS, MD 21401                                       13. MAIL INVOICES TO        [ ] WOMEN-OWNED
                                                                                  SEE BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY      CODE  662400               MARK ALL
                                                                                                                 PACKAGES AND
 JOINT COMMUNICATIONS SUPPORT ELEMENT                 DOD-OR/GOV'T BRANCH/AOG                                     PAPERS WITH
 8532 MARINA BAY DRIVE                                2500 LEAHY AVENUE, BOX 932300                               CONTRACT OR
 MACDILL AFB, FL 33621-5504                           ORLANDO, FL 32893                                           ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE    DELIVERY  [X] This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER                conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
           PURCHASE  [ ]  Reference your                furnish the following on terms specified herein.
                         ---------------------------------------------------------------------------------------------------------
                         ---------------------------------------------------------------------------------------------------------
                         ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                         PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                         AGREES TO PERFORM THE SAME.
 ---------------------------------------------------------------------------------------------------------------------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA 5783400 3085 1JC20CC0001592 662400 MIPR (#N-98-577)                                         $26,794.11
 JOB ORDER: BJBR3X8EJ5 FB490098N98577/11
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            20. QUANTITY
 18.           19.                                              ORDERED/           21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICE                  ACCEPTED*             UNIT        UNIT PRICE         AMOUNT

                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  PO BOX 190022
                  N. CHARLESTON, SC 29419-9022                                                                          NTE
 ---------------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------------
 * If quantity accepted by the Government is same as     24. UNITED STATES OF AMERICA
   quantity ordered, indicate by X. If different, enter
   actual quantity accepted below quantity ordered and        /S/ DEBORAH D. MCNEELY
   encircle.                                             BY:  DEBORAH D. MCNEELY                        25. TOTAL  $26,794.11
                                                              CONTRACTING/ORDERING OFFICER              --------------------------
                                                                                                        --------------------------
                                                                                                        29.
                                                                                                        DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE
     CONTRACT EXCEPT AS NOTED                                      27. SHIP. NO.
                                                                   [ ] PARTIAL         28. D.O. VOUCHER
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.            30. INITIALS
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT

                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                            33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL           32. PAID BY        CORRECT FOR
                                                                                                          ------------------------
                                                                                                          34. CHECK NUMBER
                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT      38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS  41. S/R ACCOUNT   42. S/R VOUCHER NO.
                          (Print)               (YYMMMDD)                                 NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                                N65236-98-F-2604                2 OF 5
--------------------------------------------------------------------------------
NAME OF OFFERORS OR CONTRACTOR

     TELECOMMUNICATION SYSTEMS INC.
--------------------------------------------------------------------------------

THIS IS A TIME AND MATERIAL TYPE ORDER.

THE PERIOD OF PERFORMANCE IS FROM 03 SEP 1998 - 30 SEP 1998.

SECTION B -- SUPPLIES OR SERVICES AND PRICES


                                                                           UNIT
                                                                            OF           UNIT
ITEM NO.                  SUPPLIES/SERVICES                 QUANTITY       ISSUE         PRICE            AMOUNT

001                 SUPPLIES/SERVICES
                    LABOR AND MATERIAL                          1          LOT         $26,794.11       $26,794.11
                    TO PROVIDE INSTALLATION OF
                    TIMEPLEX ROUTERS AND TO
                    PROVIDE TRAINING IN
                    ACCORDANCE WITH THE
                    ATTACHED STATEMENT OF
                    WORK.


                               STATEMENT OF WORK
                         TIMEPLEX INSTALLATION FOR JCSE
                                     DRAFT

1. INTRODUCTION: Joint Communications Support Element is capable of deploying anywhere in the world within hours of notification and responsible for providing communications support to Commanders, Joint Task Forces and/or Joint Special Operations Task Forces Headquarters. JCSE is equipped with the state-of-the-art equipment and highly specialized personnel that give this unit capability to maintain its high state of readiness.

2. SCOPE: Statement of Work (SOW) defines the requirement pertaining to TIMEPLEX Network connectivity installation with fiber from building 861 to 6th Communication SATCOM facility. TIMEPLEX will allow direct communication over existing fiber cable infrastructure between 6th Communication SATCOM facility-USCENTCOM-USSOCOM-building P40 and JCSE.

3. BACKGROUND: JCSE is task by Joint Chief of Staff (JCS) to support a deployed JTF and JSOTF headquarters with a maintenance and technical team during deployment exercise. In the past, during field exercise JCSE provided satellite communication for USCENTCOM and other DOD services. Communication services were provide by satellite and TSSR links from fox site location back to JCSE compound, or vans at 6th Communication SATCOM facility over TSSP shot back to USCENTCOM or JCSE compound.

4. REQUIREMENTS: TIMEPLEX will allow direct connectivity to 6th Communication SATCOM, USCENTCOM, USSOCOM, and building 40 over the existing fiber cable infrastructure on MacDill Air Force Base. Provide, EASTLAN and WASTLAN satellite connections without JCSE equipment being at the SATCOM or USCENTCOM facility. TIMEPLEX will give JCSE the capability to train personnel without leaving its facility.

5. INSTALLATION:

5.1. The contractor will be responsible for the following actions:

  5.1.1. Install 24 strand single-mode fiber from bldg. 861 fiber demarcation point to TIMEPLEX room.

  5.1.2. Terminate fiber at demarcation point and at Timeplex room with ST connectors. The contractor will select best connectors for termination at demarcation point.

     5.1.3. Install 24-port fiber distribution panel in the timeplex room with 25ft fiber maintenance loop.

     5.1.4. Test fiber from 1750 and demarcation point to distribution panel in coordination with 6 CS SATCOM personnel. Provide copy of testing results to 6 CS and JCSE project managers.

     5.1.5. Rack Installation

          5.1.5.1. Install 2 mighty mo racks in TIMEPLEX room. Contractor will price out 2 each power supplies APC 2200(Ups) to be installed.

          5.1.5.2. Terminate AC Power pigtails from ceiling into powers strips inside mighty mo racks.

     5.1.6. Install Patch Panel (Contractor, JCSE and 6th Communication Squadron will determine the best patch panel for installation).

          5.1.6.1. Two each 48-port panels one in each mighty mo.

          5.1.6.2. Install 3 (three) 16 port K-Patch Panels (RS-530 standard) in one mighty mo.

5.2. 6 The contractor and 6 CS will install TIMEPLEX System to include:

     5.2.1. Install TIMEPLEX Chassis into mighty mo racks

     5.2.2. Install power supplies into chassis

     5.2.3. Install circuit boards into chassis

     5.2.4. Power up and self test all equipment

     5.2.5. Extend fiber circuits to appropriate TIMEPLEX boards

     5.2.6. Install Ups (APC 2200) 1 each per rack

     5.2.7. TIMEPLEX Network Connectivity to include initial node programming will be accomplished by the 6th CS

6. TESTING: Contractor and 6th Communications SATCOM will be responsible for testing/inspection TIMEPLEX for operational readiness.

6.1. The following data modules will be tested using the following data rates:
Each module will be tested in each respective slot in timeplex.

          (2ea) QSP.5: 56 Kbps, 576Kbps, and 1152Mbps
          (5ea) QSC: 56Kbps, 128Kbps and 256Kps
          (1ea) QVM.3: 32Kbps using ADPCM and 64Kbps using PCM
          (2ea) CSU/DSU: 56Kbps, 560Kbps, and 1.536Mbps

6.2. All data modules will be Bit Error Rate (BER) tested for 30 minutes at each data rate identified in paragraph 6.1 at zero (0) error/pattern slips nodes 3001, 3002, 3003. There will be no data loops in the nodes or circuits. All BER testing will be end to end testing using a minimum of two FIREBERD 6000 Communications Analyzers.

7. LOGISTICS SUPPORT: Per Memorandum of Agreement between the 6 CS and JCSE, SATCOM will provide maintenance and technology support for the timeplex system.

8. GOVERNMENT FURNISHED EQUIPMENT (GFE): JCSE will provide all TIMEPLEX equipment.

8.1. Power outages on MacDill Air Force Base and within the unit will give JCSE reason to explore a second source of power. Backup generator should be the second source of power.

8.2. JCSE responsible for removing 2ea rack from TIMEPLEX area.

9. DELIVERY: This project will be completed no later than 30 Sep 98.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------

2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO.
              03                       98 NOV 30                                      N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                      CODE: N65236                           7. ADMINISTERED BY (If other than Item 6)    CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER              CODE: 1113NG
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
   TELECOMMUNICATION SYSTEMS INC.
   275 WEST STREET                                                                    ( )     ------------------------------------
   SUITE 400                                                                                  9B. DATED (SEE ITEM 11)
   ANNAPOLIS MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                      (X)      N65236-98-F-2603
                                                                                   ---------- ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
  CODE   0HAL7                          FACILITY CODE                                              98 AUG 27
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning     copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)          NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
 [x]     CONTRACT/ORDER NO. IN ITEM 10A.
--------
  ( )
-------- -------------------------------------------------------------------------------------------------------------------------
  (X)    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  ( )    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  ( )    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                            SEE ATTACHED


Except as provided herein, all terms and conditions of the document reference in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                                NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                          /s/ Nancy Gartner
 ---------------------------------------------                           -------------------------------------        98 Nov
    (Signature of person authorized to sign)                             BY (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                    STANDARD FORM 30 (Rev. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2603                  PAGE 2 of 2
MODIFICATION NO.                   03
================================================================================

     1. FAR CLAUSE 52.232-33 - MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.

     2. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS
        UNCHANGED.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          1
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                                            5. PROJECT NO.
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.
              02                            98 OCT 07                              N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY             CODE               N65236                       7. ADMINISTERED BY (If other than Item 6)        CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER     CODE: 1113NG
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                     / /
                                                                                              ------------------------------------
           TELECOMMUNICATION SYSTEMS INC.                                                     9B. DATED (SEE ITEM 11)
           275 WEST STREET
           SUITE 400                                                               ---------- ------------------------------------
           ANNAPOLIS MD 21401                                                                 10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                     /X/      N65236-98-F-2603
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
  CODE             OHAL7                    FACILITY CODE                                     98 AUG 27
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning     copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                                     NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT/ORDER NO. IN ITEM 10A.
--------
  / /
-------- -------------------------------------------------------------------------------------------------------------------------
  / /    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  /X/    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
              MUTUAL AGREEMENT OF THE PARTIES
-------- -------------------------------------------------------------------------------------------------------------------------
  / /    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing officer.

----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE PERIOD OF PERFORMANCE IS HEREBY CHANGED FROM 30 SEP 98 THROUGH 31 DEC 98.

AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE DELIVERY ORDER REMAINS UNCHANGED.


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
     [ILLEGIBLE]                                                         NANCY GARTNER
     CONTRACTS MANAGER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


     /S/ [ILLEGIBLE]                                   10/7/98                /S/ NANCY GARTNER
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                             BY (Signature of Contracting Officer)      98 OCT 08
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                    STANDARD FORM 30 (REV. 10-83)

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
  2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO.
                01                          98 OCT 06                              N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                            CODE   N65236                    7. ADMINISTERED BY (If other than Item 6)       CODE
                                               -------------------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P. O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER  CODE: 1113NG
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
  TELECOMMUNICATION SYSTEMS INC                                                       ( )
  275 WEST STREET                                                                             ------------------------------------
  SUITE 400                                                                                   9B. DATED (SEE ITEM 11)
  ANNAPOLIS MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                      (X)       N65236-98-F-2603
                                                                                              ------------------------------------
----------------------------------------------------------------------------------            10B. DATED (SEE ITEM 13)
CODE    0HAL7                       FACILITY CODE                                               98 AUG 27
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                           NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT/ORDER NO. IN ITEM 10A.
--------
  ( )
-------- -------------------------------------------------------------------------------------------------------------------------
         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying
  (X)    office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  ( )    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  ( )    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

           SEE PAGE 2


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                              NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                          /s/  Nancy Gartner                     98 OCT 06
 ---------------------------------------------                           --------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                      STANDARD FORM 30 (REV. 10-83)

------------------------------------------------------------------------------------------------------------------------------------
     ORDER FOR SUPPLIES OR SERVICES                                Form Approved OMB                                PAGE 1 OF 7
                                                                   No. 0704-0187                                    ----------------
                                                                   Expires Jun 30, 1997                             5. CERTIFIED FOR
                                                                                                                    NATIONAL DEFENSE
--------------------------------------------------------------------------------------------------------------------

     PUBLIC REPORTING BURDEN FOR THIS COLLECTION OF INFORMATION IS ESTIMATED TO AVERAGE 1 HOUR PER RESPONSE, INCLUDING THE TIME FOR
REVIEWING INSTRUCTIONS, SEARCHING EXISTING DATA SOURCES, GATHERING AND MAINTAINING THE DATA NEEDED AND COMPLETING AND REVIEWING THE
COLLECTION OF INFORMATION. SEND COMMENTS REGARDING THIS BURDEN ESTIMATE OR ANY OTHER ASPECT OF THE COLLECTION OF INFORMATION,
INCLUDING SUGGESTIONS FOR REDUCING THIS BURDEN, TO DEPARTMENT OF DEFENSE, WASHINGTON HEADQUARTERS SERVICES, DIRECTORATE FOR
INFORMATION OPERATIONS AND REPORTS, 1215 JEFFERSON DAVIS HIGHWAY, SUITE 1204, ARLINGTON, VA 22202-4302, AND TO THE OFFICE OF
MANAGEMENT AND BUDGET, PAPERWORK REDUCTION PROJECT (0704-0187), WASHINGTON, DC 20503.

                                 PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                          SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.

------------------------------------------------------------------------------------------------------------------------------------

1. CONTRACT/PURCH ORDER NO.    2. DELIVERY ORDER NO.    3. DATE OF ORDER    4. REQUISITION/PURCH REQUEST NO.     5. UNDER DMS REG 1

GS-35F-4655H                   N65236-98-F-2603         98 AUG 27           N65236-8237-8F07                             DO

------------------------------------------------------------------------------------------------------------------------------------

6. ISSUED BY          CODE    N65236       7. ADMINISTERED BY (If other than 6)     CODE                    8. DELIVERY FOB
                            -----------                                                   ---------


SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       [X] DEST
P.O. BOX 190022                                                                                              [ ] OTHER
NORTH CHARLESTON, SC 29419-9022            SAME AS BLOCK 6
POC: NANCY GARTNER CODE: 1113NG                                                                              (See Schedule if other)
TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------

9. CONTRACTOR        CODE   0HAL7      FACILITY CODE                10. DELIVERY TO FOB POINT BY (Date)      11. MARK IF BUSINESS IS
                           -------                    --------

                                                                                98 SEP 30                    [X] SMALL
NAME      TELECOMMUNICATION SYSTEMS INC                             ----------------------------------       [ ] SMALL DISADVANTAGE
AND       275 WEST STREET                                           12. DISCOUNT TERMS                       [ ] WOMEN-OWNED
ADDRESS   SUITE 400                                                        NET 30
                                                                    ---------------------------------------------------------------
          ANNAPOLIS MD 21401                                        13. MAIL INVOICES TO:
                                                                        SEE BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO         CODE                15. PAYMENT WILL BE MADE BY        CODE   662400
                          ----------                                             -----------

    USSOCOM/SOIO-BA                         DOD-OR/GOV'T BRANCH/AOG                                            MARK ALL
    7701 TAMPA POINT BLVD.                  2500 LEAHY AVENUE, BOX 932300                                    PACKAGES AND
    MACDILL AIR FORCE BASE FL 33621         ORLANDO FL 32893                                                  PAPERS WITH
                                                                                                              CONTRACT OR
                                                                                                             ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16.        DELIVERY      [X]    This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
TYPE       -------------------------------------------------------------------------------------------------------------------------
 OF                      [ ]
ORDER      PURCHASE             Reference your              furnish the following on terms specified herein.
                              ------------------------------------------------------------------------------------------------------
                                ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT
                                MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH,
                                AND AGREES TO PERFORM THE SAME.
------------------------------

   ------------------------         ---------------------------        ---------------------------------           -----------------
     NAME OF CONTRACTOR                      SIGNATURE                        TYPED NAME AND TITLE                    DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
------------------------------------------------------------------------------------------------------------------------------------

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

    ACR: AA   97X4930.NH3S   000   77777   0   065236  2F   000000   B82378F07AAN              $143,000.00
    JOB ORDER:   BMUR3M8UJ1 (N5700798MPN1874)
------------------------------------------------------------------------------------------------------------------------------------

18. ITEM NO.     19. SCHEDULE OF SUPPLIES/SERVICES      20. QUANTITY ORDERED/      21. UNIT      22. UNIT PRICE       23. AMOUNT
                                                            ACCEPTED*
-----------------------------------------------------------------------------------------------------------------------------------

                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  PO BOX 190022
                  N CHARLESTON SC 29419-9022
------------------------------------------------------------------------------------------------------------------------------------
                                                         24. UNITED STATES OF AMERICA                       25. TOTAL   $ 143,000.00
 * If quantity accepted by the Government is same as                                                        ------------------------
 quantity ordered indicated by X. If different, enter                                                       29.         ------------
 actual quantity accepted below quantity ordered and          /S/ NANCY GARTNER                             DIFFERENCES
 encircle.                                               BY:  NANCY GARTNER CONTRACTING/ORDERING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              27. SHIP. NO.      28. D.O. VOUCHER NO.     30.
                                                                                                                      --------------
                                                                                                            INITIALS
                                                                ---------------                                       --------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  [ ] PARTIAL        -------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED           [ ] FINAL      32. PAID BY              33. AMOUNT VERIFIED
                                                                ---------------                                 CORRECT FOR
-----------    -----------------------------------------------  31. PAYMENT                                 ------------------------
   DATE             SIGNATURE OF AUTHORIZED GOVERNMENT          [ ] COMPLETE                                34. CHECK NUMBER
                    REPRESENTATIVE
--------------------------------------------------------------
36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT        [ ] PARTIAL                             ------------------------
                                                                [ ] FINAL                                   35. BILL OF LADING NO.
----------     -----------------------------------------------
   DATE         SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT     38. RECEIVED BY     39. DATE RECEIVED       40. TOTAL CONTAINERS     41. S/R ACCOUNT    42. S/R VOUCHER NO.
                                                                                             NUMBER
------------------------------------------------------------------------------------------------------------------------------------

DD FORM 1155, JUN 94

-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2603                           2
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC
-------------------------------------------------------------------------------

THIS IS A FIRM FIXED PRICE ORDER.

SECTION B -- SUPPLIES OR SERVICES AND PRICES


                                                                           UNIT
                                                                            OF           UNIT
ITEM NO.                  SUPPLIES/SERVICES                 QUANTITY       ISSUE         PRICE            AMOUNT

0001                LABOUR AND MATERIAL                         1           LOT        $143,000.00      $143,000.00
                    FOR THE DESIGN, PROCUREMENT,
                    INSTALLATION, INTEGRATION,
                    TESTING, AND DOCUMENTATION
                    OF A FIBER OPTIC PLANT WITH
                    ASSOCIATED CABLING AND NETWORK
                    HARDWARE AND SOFTWARE
                    TO SUPPORT THE NAVCENT N2 SENSITIVE
                    COMPARTMENTED INFORMATION (SCI)
                    LAN IN ACCORDANCE WITH THE
                    ATTACHED STATEMENT OF WORK



N65236-98-F-2603                                            PAGE 3 OF 7


                               STATEMENT OF WORK
                                   NAVCENT N2
                      FIBER OPTIC CABLE PLANT INSTALLATION

1.   BACKGROUND

NAVCENT N2 is nearing completion of SCIF enhancement providing approximately 2,500 additional square feet of useable office space. To support existing N2 collection, analysis, production, and dissemination objectives, and plan for future expansion. NAVCENT N2 requires a complete fiber optic LAN backbone -- intelligent hub architecture supporting 100 nodes.

2.   SCOPE/OBJECTIVE

The purpose of this Statement of Work (SOW) is to define the specifications for the design, procurement, installation, integration, testing, and documentation of a fiber optic cable plant with associated cabling and network hardware and software to support the NAVCENT N2 Sensitive Compartmented Information (SCI) LAN. All work associated with this SOW will be accomplished within Buildings 47, 111, 123R, 128R, and JIPC.

3.   DEFINITIONS

NAVCENT N2 SCIF -- Installation area identified in Attachment A, to include rooms: 47, 111, 123R, 128R, JIPC.

Full Operational Capability -- Date that the Government accepts the cable plant upgrade as being fully operational.

Government -- NAVCENT N2 Systems Officer (N24) will represent the Government.

JIPC -- Section of Building 111 identified for the installation/integration of the fiber optic patch panel and equipment racks.

N24 Maintenance -- Section of Building 111 identified for the installation/ integration of the intelligent HUB, equipment racks, fiber optic distribution system.

4.   REQUIREMENTS/TASKS TO BE PERFORMED

     a. All contractor personnel shall be cleared at the Top Secret/SCI level in order to work in the NAVCENT N2 SCI Facility within Buildings 47, 111, 123R, 128R, and JIPC.

     b. Any breaches (breaks, cuts, holes) to the exterior walls of the SCIF must be restored to the original security specifications required for the SCIF. These restored breaches will be inspected by the Government and the NAVCENT N2 SSO to ensure security specifications are met.

     c. Any breaches (breaks, cuts, holes) within interior walls of the SCIF to accommodate intra-facility cable runs must be restored to the original security and building specifications to the original SCIF and new SCIF expansion. These restored breaches will be inspected by the Government and the NAVCENT N2 SSO to ensure security/building specifications are met.

N65236-98-F-2603                                            PAGE 4 OF 7

     d.  The Contractor shall deliver to the Government:

         1. A cable-tray installation plan identify the planned layout and dimensions of the cable tray. This plan will be submitted within five (5) working days after the contract award date. The data item number for this document will be A0001. This document is required by NAVCENT N2, frequency is one time, and one draft, one final, and one copy of the plan is required. No installation will proceed until the submitted plan is approved by the Government.

         2. A workstation connectivity plan identifying fiber installation methodology for the workstations Attachment A is a floorplan of the NAVCENT N2 SCIF detailing the location and number of workstation connections required. This plan will be submitted within five (5) working days after the contract award date. The data item number for this document will be A0002. This document is required by NAVCENT N2, frequency is one time and one draft, one final, and one copy of the plan is required. No installation will proceed until the submitted plan is approved by the Government.

         3. A network hardware installation and integration plan identifying the methodology and prioritization of how the network equipment listed in Attachment B will be installed and integrated into the existing NAVCENT N2 SCI LAN. This plan should also describe testing and documentation for this network equipment. This plan will be submitted within five (5) working days after the contract award date. The data item number for this document will be A0003. This document is required by NAVCENT N2, frequency is one time, and one draft, one final, and one copy of the plan is required. No installation will proceed until the submitted plan is approved by the Government.

     e.  The Contractor shall:

         1. Procure and install fiber optic patch panels and racks for Building 111 (JIPC, N23 Maintenance), 47, 128R, 123R sufficient to house patch panels required to connect all installed fiber optic cable. These racks will be bolted to the floor or in alternative agreed location based on site survey.

         2. Procure and install cable trays following the Government approved cable tray installation plan. All fiber optic cabling will be protected by being placed in contractor installed/existing cable trays for the main runs located in the drop ceiling. Any exceptions will be agreed to existing cable trays.

         3. Procure and install conduit from the cable trays to the workstation drops. All fiber optic cabling will be protected from the cable tray to the workstation drop. Use flexible steel conduit for workstation drops where power poles are used to access modular furniture leaving a six (6) foot maintenance loop to accommodate the possible movement of the modular furniture. Use ridged or flexible steel conduit for workstations located near fixed walls.

         4. Procure and install 4" x 4" molded boxes on fixed walls approximately two (2) feet from ceiling or attached to modular furniture using magnetic strips on workstations that use power poles as a cable path. Boxes should be white or off-white in color.

         5. Procure and install a 2 pair multi-mode/1 pair single-mode fiber optic cable bundle from the JIPC or N24 Maintenance room patch panel to the installed molded box at each workstation. Use flexible steel conduit to protect fiber from power poles to molded boxes as necessary.

N65236-98-F-2603                                                   PAGE 5 OF 7

          6. Terminate 2 pair of multi-mode fibers with ST connectors on each end. One end will be terminated in the JIPC or N24 Maintenance room patch panel and the opposite end will be terminated in a MIC connector installed in the molded box located at the workstation. All terminations at the JIPC or N24 Maintenance room and the molded box located at the workstation will be labeled and documented.

          7. Procure and install 6 meter ST to ST multi-mode fiber optic jumper cables from newly installed intelligent hub equipment to JIPC or N24 Maintenance patch panel for workstations identified by the Government. All cabling will be labeled.

          8. Procure and install Cabletron MMAC Plus Network Hub (or equivalent) in the N24 Maintenance room in Building 111.

          9. The contractor shall coordinate installation hours with the building occupants. All efforts will be made to set work schedules that will create the least amount of disruptions and disturbances to the building occupants. The Government project manager will resolve any work schedule conflicts.

          10. The contractor shall procure and arrange shipment/delivery of all required materials and equipment to implement the design described in the Government approved installation plans.

          11. The contractor shall procure, take receipt, inventory, and warehouse the pre-fabricated drop cables and network hardware and software listed in Attachment B until installation of these items. This cabling and network hardware and software will be installed, integrated, tested and documented into the existing NAVCENT N2 SCI LAN as specified in this SOW. Deviations from the installation and integration plan shall be coordinated with the Government project manager.

          12. The contractor shall label all drops and patch panels appearances in a consistent manner.

          13. The contractor shall test, verify, and document all aspects of the system to include decibel loss of each fiber drop which must conform to industry standard specifications.

          14. The contractor shall provide user/maintenance/programming training applicable to ensure effective and efficient follow-on operation by site personnel.

5.   APPLICABLE TECHNICAL ORDERS, SPECIFICATIONS, REGULATIONS AND MANUALS -- N/A

6.   TECHNICAL EXHIBITS -- N/A

7.   DELIVERABLES AND REPORTING PROCEDURES

     a. The contractor shall develop and deliver "as built" documentation (hardcopy and softcopy) within five (5) working days after achieving final operational capability. This documentation will include: drawings, floor plans, wiring diagrams, decibel loss of each fiber drop, and physical parameters. The data item number for this document will be A0005. This document is required by NAVCENT N2, frequency is one time, and one draft, one final, and one copy of the documentation required.

N65236-98-F-2603                                            PAGE 6 OF 7

     b. The contractor shall deliver weekly status reports to the Government project manager every Thursday commencing 1 week after contract award date until the final operational capability is achieved. The data item for this documents will be A0006. This document is required by NAVCENT N2, frequency is weekly and one final copy of the status report is required.

8.   PROJECT/MANAGEMENT

The contractor shall use an industry recognized program management tool to track progress of the project to ensure it is completed on time. Reports shall be made available to the Government upon request and at the weekly status report meeting.

9.   ATTACHMENT/REFERENCES

     a. Attachment A -- NAVCENT N2 SCIF floor plan, identifies room numbers and location, number of drops in each room, and the location of the JIPC and N24 Maintenance FDC.

     b. Attachment B -- List of network cabling, hardware, and software required for this project. Contractor shall procure, receive, inventory, and warehouse these items until installation.

10.  INSPECTION AND ACCEPTANCE

     a. The contractor shall verify all aspects of the installation and testing of network cabling and equipment, including decibel loss of each fiber drop, conforms to industry specifications and the requirement of this SOW.

     b. The Government will check a representative sample of work completed by the contractor to ensure conformance with industry standards and the requirements of this SOW.

     c. FOC will not be achieved until the Government had determined that all requirements of this SOW are fulfilled.

11.  WARRANTY

     a. The contractor shall furnish, at no cost to the Government, all maintenance (parts and labor) to equipment, cabling, and its installation as part of this contract for a period of one hundred twenty (120) days beginning on the first day after reaching the final operational capability.

     b. All replaced parts during the warranty period will become the property of the Contractor.

     c. During the warranty period the Contractor shall bear all costs for any equipment shipped for replacement purposes, including but not limited to the cost of packing, transportation, and insurance.

     d. During the warranty period the Contractor shall bear all costs for any personnel travel, per diem, and lodging associated with equipment replacement not within the scope of site personnel. Determination of "scope" is made by the Government. The Contractor will be on-site within three (3) working days of notification by the Government.

     e. This warranty will not apply to maintenance required due to the fault or negligence of the Government.

N65236-98-F-2603                                             PAGE 7 OF 7

12.  TRAVEL REQUIREMENTS


     a. Travel to NAVCENT N2 SCIF, Maname, Bahrain for site survey team and subsequent installation team is required.

     b. Contractor will ensure appropriate country clearance messages are sent well in advance and that all personnel have valid passports. Visa's will be procured locally.

13.  PROTECTION OF CONTRACTOR PERSONNEL OVERSEAS DURING TIMES OF CONTINGENCIES

     a. Contractor personnel will be considered U.S. nationals and fail under NAVCENT force protection regulation.

14.  PERIOD OF PERFORMANCE

     a. The period of performance for the installation of fiber and network equipment will be from contract award date plus three (3) months.

15.  GOVERNMENT FURNISHED PROPERTY -- N/A

16.  CONTRACT DATA REQUIREMENT LISTS (CDRLs) -- N/A

17.  DATA ITEM DESCRIPTIONS (DIDs) -- N/A

18.  ADDITIONAL SECTIONS -- N/A

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                                            5. PROJECT NO.
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.
                01                      98 DEC 17                                  N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY          CODE          N65236                               7. ADMINISTERED BY (If other than Item 6)

  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER   CODE: 1113NG
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
   TELECOMMUNICATION SYSTEMS INC.                                                     [ ]
   275 WEST STREET                                                                            ------------------------------------
   SUITE 400                                                                                  9B. DATED (SEE ITEM 11)
   ANNAPOLIS MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                       [X]         N65236-98-F-2602
--------------------------------------------------------------------------------              ------------------------------------
CODE              0HAL7                          FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                                     98 AUG 11
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning    copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                   NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
                           SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                                  NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                           /s/ Nancy Gartner                         98 DEC 17
 ---------------------------------------------                           -------------------------------------
    (Signature of person authorized to sign)                             BY (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                      STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2602                  PAGE 2 OF 2
MODIFICATION NO.                  01
================================================================================

     1. FAR CLAUSE 52.232-33-MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.

     2. THE PAYING OFFICE IN BLOCK 15 IS HEREBY CHANGED TO READ AS FOLLOWS:

          DFAS-SD OPLOC
          CODE FPV
          PO BOX 429100
          SAN DIEGO CA 92142-9100

     3. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS
        UNCHANGED.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved                     PAGE 1 OF 4
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187     --------------------------------
                                                                            Expires Jun 30, 1997    5. CERTIFIED FOR NATIONAL
                                                                                                       DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH       UNDER DMS REG I
     ORDER NO.                   NO.                                                  REQUEST NO.                   DO
     GS-35F-4655H                N65236-98-F-2602           98 AUG 11                 N65236-8246-8F08
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6)       CODE
    SPACE AND NAVAL WAREFARE SYSTEMS CENTER
    P.O. BOX 190022                                                                                           8. DELIVERY FOB
    NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                              [X] DEST
    POC: NANCY GARTNER  CODE: 1113NG                                                                          [ ] OTHER
    TELEPHONE: (843) 974-5921                                                                                 (See Schedule if
                                                                                                                other)
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR             CODE 0HAL7       FACILITY CODE                         10. DELIVER TO FOB POINT    11. MARK IF
                                                                                  BY (Date)                   BUSINESS IS
              TELECOMMUNICATION SYSTEMS INC                                           98 AUG 31               [X] SMALL
 NAME AND     275 WEST STREET                                                     12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS      SUITE 400                                                               NET 30                      DISADVANTAGED
              ANNAPOLIS MD 21401                                                  13. MAIL INVOICES TO        [ ] WOMEN-OWNED
                                                                                      SEE BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY        CODE 662400               MARK ALL
                                                                                                                 PACKAGES AND
     NRTF NISCEMI                                         DOD-OR/GOV'T BRANCH/AOG                                PAPERS WITH
     SICILY                                               2500 LEAHY AVENUE, BOX 932300                          CONTRACTOR
                                                          ORLANDO FL 32893                                       ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
 TYPE     DELIVERY [X] This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER              conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ] Reference your                furnish the following on terms specified herein.
                       -----------------------------------------------------------------------------------------------------------
                       -----------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                       TO PERFORM THE SAME.

 ---------------------------------------------------------------------------------------------------------------------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     ACR:AA  97X4930.NH3S  000  77777  0  .065236  2F  000000  B82468F08AAN                    $8,782.54
     JOB ORDER: BEFK5P7J0J (N0003997PXDL826)
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            20. QUANTITY
 18.           19.                                              ORDERED/           21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICE                  ACCEPTED*             UNIT        UNIT PRICE         AMOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  PO BOX 190022
                  N CHARLESTON SC 29419-9022
 ---------------------------------------------------------------------------------------------------------------------------------
*  If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA
   quantity ordered, indicate by X. If different, enter
   actual quantity accepted below quantity ordered and           /s/ Nancy Gartner
   encircle.                                               BY:   NANCY GARTNER                            25. TOTAL     $8,782,54
                                                                 CONTRACTING/ORDERING OFFICER             --------------------------
                                                                                                          --------------------------
                                                                                                          29.
                                                                                                          DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE
                             CONTRACT EXCEPT AS NOTED              27. SHIP. NO.
                                                                   [ ] PARTIAL         28. D.O. VOUCHER
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.            30. INITIALS
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT

                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                             33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL           32. PAID BY         CORRECT FOR
                                                                                                           -----------------------
                                                                                                           34. CHECK NUMBER
                                                                                                           -----------------------
                                                                                                           35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT      38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS   41. S/R ACCOUNT   42. S/R VOUCHER NO.
                                                                                             NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

-------------------------------------------------------------------------------
                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
CONTINUATION SHEET
                        N65236-98-F-2602                           2
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

   TELECOMMUNICATION SYSTEMS INC
-------------------------------------------------------------------------------

THIS IS A FIRM FIXED PRICE ORDER.

SECTION B -- SUPPLIES OR SERVICES AND PRICES


                                                                           UNIT
                                                                            OF           UNIT
ITEM NO.                  SUPPLIES/SERVICES                 QUANTITY       ISSUE         PRICE            AMOUNT

0001                LABOR AND MATERIAL                          1           LOT        $8,782.54         $8,782.54
                    FOR THE TERMINATION OF
                    FIBER OPTIC TRANSMISSION
                    LINE AT NRTF NISCEMI, SICILY
                    IN ACCORDANCE WITH THE
                    ATTACHED STATEMENT OF WORK



N65236-98-F-2602                                                    PAGE 3  OF 4


                               STATEMENT OF WORK

PERIOD OF PERFORMANCE
START DATE:      Upon Issuance of Order
COMPLETION DATE: 30 August 1998
SHORT TITLE:     NRTF NISCEMI FIBER OPTIC TRANSMISSION LINE TERMINATION.

1.   PLACE OF PERFORMANCE
     NRTF Niscemi, Sicily

2.   REFERENCES
     Industry standards for Fiber Optic Cable Termination.

3.   SPECIFICATIONS
     N/A

4.   SECURITY REQUIREMENTS

     Contractor personnel are required to be cleared Secret for access to NRTF Niscemi. Contractor's request for visit authorization shall be submitted in accordance with DOD5250.22M (Industrial Manual for Safeguarding Classified Information). Request shall be forwarded via:
                       NISE East, Attn: Security Office,
                       PO BOX 190022
                       North Charleston, SC 29419-9022
     for certification of need to know by the specified COR. DD-254 of the basic contract applies.

5.   COR DESIGNATION
     The COR for this Delivery Order is Mr. Larry P. Bridegam, Code 535LB who can be reached at 803-974-4647. The assistant COR for this Delivery Order is Mr. Ken Crawley, Code 535KC, who can be reached at 843 974-5557. Technical point of contact who has a specific interest in this work is Mr. Duncan Johnson, Code 535DJ, who can be reached at 410-293-9650.

6.   DESCRIPTION OF WORK
     Work under this order will consist of terminating both ends of two 4000 ft lengths of Belden fiber optic cable, currently installed between transmitter building and helix house at NRTF Niscemi, Sicily.

     Sub-Task 1
            1.A Contractor shall connectorize existing cable using appropriate termination hardware (e.g. fanout kit, connectors). One cable (6 loose tubes/one 62.5 micron fiber per tube) with ST type, the other cable (same configuration) with SMA type connectors.

            1.B Contractor shall provide test data, delineating individual fiber loss after termination/dressing in cabinets.

7.   GOVERNMENT FURNISHED INFORMATION
     None

8.   GOVERNMENT FURNISHED MATERIAL
     a. Fiber Optic Cable, Belden p/n 225416. 2 ea @ 4000 ft.
     b. AMP Optimate FSMA Termination Kit p/n 503746-2

N65236-98-F-2602                                                     PAGE 4 OF 4

9.   GOVERNMENT FURNISHED EQUIPMENT
     a.   OTDR

10.  CONTRACTOR FURNISHED EQUIPMENT
     a.   Appropriate General Purpose hand tools.
     b.   Light meter.

11.  CONTRACTOR FURNISHED MATERIAL
     Appropriate termination hardware of the type called out in para 6 Sub-Task 1A, for cable specified in para 8 above.

12.  TRAVEL REQUIREMENTS
     Contractor shall be required to travel to NRTF Niscemi, Sicily, Italy. Nearest commercial airport is in Catania, Sicily. Local Transportation will be provided by government. Travel will be in accordance with the contract and applicable sections of the JTR.

13.  TRANSPORTATION OF EQUIPMENT/MATERIAL
     All equipment/material should be hand carried to job site. Individual should be in possession of documentation verifying purpose of material.

14.  DATA DELIVERABLES
     Mandatory requirements set for in the basic contract and this SOW.

15.  SUB-CONTRACTING REQUIREMENTS
     In accordance with the basic contract.

16.  ACCEPTANCE PLAN
     Acceptance of will be upon onsite SPAWAR Rep's determination of contractors successful completion of Para 6, DESCRIPTION of WORK, sub-Tasks 1.A and 1.B., along with DATA DELIVERABLES, Para 14.

17.  OTHER CONDITIONS/REQUIREMENTS
     a. Contractor is authorized to purchase equipment/material as needed while on site to complete this tasking.

     b. Overtime is authorized if required and agreed to by on site SPAWAR rep.

18.  LIST OF ATTACHMENTS
     None

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.    5. PROJECT NO.
                01                          98 DEC 17                              N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                          CODE   N65236                      7. ADMINISTERED BY (If other than Item 6)   CODE
                                             ---------------------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER   CODE: 1113NG
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
  TELECOMMUNICATION SYSTEMS INC
  275 WEST STREET                                                                             ------------------------------------
  SUITE 400                                                                           ( )     9B. DATED (SEE ITEM 11)
  ANNAPOLIS MD 21401
                                                                                   ---------- ------------------------------------
                                                                                      (X)     10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                                   N65236-98-F-2600
                                                                                              ------------------------------------
----------------------------------------------------------------------------------            10B. DATED (SEE ITEM 13)
CODE       0HAL7                        FACILITY CODE                                              98 JUL 28
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                             NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT/ORDER NO. IN ITEM 10A.
--------
  ( )
-------- -------------------------------------------------------------------------------------------------------------------------
  (X)    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
         C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  ( )
-------- -------------------------------------------------------------------------------------------------------------------------
         D. OTHER  (Specify type of modification and authority)
  ( )
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                   SEE PAGE 2

Except as provided herein, all terms and conditions of the document reference in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
                                                                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or
15A. NAME AND TITLE OF SIGNER (Type or print)                            print)
                                                                              NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                                /s/  Nancy Gartner                     98 DEC 17
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                     STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2600                  PAGE 2 OF 2
MODIFICATION NO.                   01
================================================================================

     1. FAR CLAUSE 52.232-33 - MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.

     2. THE PAYING OFFICE IN BLOCK 15 IS HEREBY CHANGED TO READ AS FOLLOWS:

          DFAS-DE/OFPD
          PO BOX 203003
          DENVER CO  82079-8620

     3. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS
        UNCHANGED.

 --------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved                     PAGE 1 OF 3
                                    ORDER FOR SUPPLIES OR SERVICES          OMB No. 0704-0187                 5. CERTIFIED FOR
                                                                            Expires Jun 30, 1997                 NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH    UNDER DMS REG 1
                                 ORDER NO.                  NO.                       REQUEST NO.                DO
     GS--35F-4655H               N65236-98-F-2600           98 JUL 28                 N65236-8169-8F23

 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE

 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       8. DELIVERY FOB
 P.O. BOX 190022                                                                                              [X] DEST
 NORTH CHARLESTON, SC 29419-9022                 SAME AS BLOCK 6                                              [ ] OTHER
 POC: NANCY GARTNER  CODE: 1113NG                                                                             (See Schedule if
 TELEPHONE: (843) 974-5921                                                                                      other)
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE 0HAL7   FACILITY CODE                         10. DELIVER TO FOB POINT    11. MARK IF
                                                                                  BY (Date)                   BUSINESS IS
            TELECOMMUNICATIONS SYSTEMS INC                                        31 JAN 99                   [X] SMALL
 NAME AND   275 WEST STREET                                                       12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS    SUITE 400                                                             NET 30                          DISADVANTAGED
            ANNAPOLIS MD  21401                                                   13. MAIL INVOICES TO        [ ] WOMEN-OWNED
                                                                                  SEE BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
     US CENTRAL COMMAND                                   DFAS ORLANDO, CODE FVP                                 PACKAGES AND
     SECURITY ASSISTANCE OFFICE SUPPORT                   PO BOX 934400                                           PAPERS WITH
     7115 SOUTH BOUNDARY BLVD                             ORLANDO FL  32893-4400                                  CONTRACT OR
     MACDILL AFB FL  33621-5101                                                                                   ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE                This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER DELIVERY [X] conditions of above numbered contract.

          PURCHASE [ ] Reference your                furnish the following on terms specified herein.
                       -----------------------------------------------------------------------------------------------------------

                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO
                       PERFORM THE SAME.
                       -----------------------------------------------------------------------------------------------------------
                       NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA  9711X8242.AL62  4A6  M0100  AD01  JM5014  310XC(80101002)  843022
 JOB ORDER: BMUR3X8G07 (FY918898N98022/AA)
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            20. QUANTITY
 18.           19.                                              ORDERED/           21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICE                  ACCEPTED*             UNIT        UNIT PRICE         AMOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
               MAIL INVOICES TO:
               SPAWAR
               CODE 123
               PO BOX 190022
               N CHARLESTON SC  29419-9022

 ---------------------------------------------------------------------------------------------------------------------------------
*  If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA
   quantity ordered, indicate by X. If different, enter
   actual quantity accepted below quantity ordered and         /s/ Nancy Gartner
   encircle.                                               BY:  NANCY GARTNER
                                                                      CONTRACTING/ORDERING OFFICER        25. TOTAL  $34,900.00
                                                                                                          ------------------------

                                                                                                          29.
                                                                                                          DIFFERENCE
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE
                             CONTRACT EXCEPT AS NOTED              27. SHIP. NO.
 ----     --------------------------------------------------       [ ] PARTIAL         28. D.O. VOUCHER
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.            30. INITIALS
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT

                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                            33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICIAL                  [ ] FINAL           32. PAID BY        CORRECT FOR
                                                                                                          ------------------------
                                                                                                          34. CHECK NUMBER
                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37.RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                          NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94 (EG)